UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2012

HARRIS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 West NASA Blvd., Melbourne, Florida	32919
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (321) 727-9100

                                                     No change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Certain Officers

On August 25, 2012, Daniel R. Pearson, age 60, Executive Vice President and Chief Operating Officer of Harris Corporation (the “Company” or “Harris”), notified the Company that he intends to retire from the Company effective January 9, 2013, after 35 years of service with the Company.

(e) Compensatory Arrangements of Certain Officers

On August 25, 2012, the independent members of the Board of Directors (the “Board”) of the Company approved certain compensation actions with respect to William M. Brown, the Company’s President and Chief Executive Officer, and Howard L. Lance, the Company’s former Chairman, President and Chief Executive Officer. On August 24, 2012, the Management Development and Compensation Committee (the “Compensation Committee”) of the Board approved certain compensation actions with respect to the Company’s other “named executive officers” (pursuant to Instruction 4 to Item 5.02 of Form 8-K, those executive officers included in the Summary Compensation Table in the Proxy Statement for the Company’s 2011 Annual Meeting of Shareholders), including Jeffrey S. Shuman, the Company’s former Senior Vice President and Chief Human Resources and Administrative Officer. The approved compensation actions were in respect of both fiscal 2012 (which ended June 29, 2012) and fiscal 2013 (which began June 30, 2012), as described below.

(i) Fiscal 2012 Cash Payouts Under the Annual Incentive Plan:

Cash payouts under the Harris Corporation Annual Incentive Plan (the “Annual Incentive Plan”) in respect of fiscal 2012 were approved based on performance measures and other individual performance objectives established early in fiscal 2012. The pre-established performance measures included the Company’s revenue and operating income, weighted equally, or in the case of Mr. Mehnert, segment revenue and operating income, weighted equally. Approved payouts to the named executive officers were as follows: William M. Brown — $800,000; Gary L. McArthur — $186,000; Daniel R. Pearson — $181,000; Dana A. Mehnert — $318,000; Jeffrey S. Shuman — $143,000; and Howard L. Lance — $194,000.

(ii) Fiscal 2012 Performance Share Award Payouts Under the 2005 Equity Incentive Plan:

Performance share award payouts under the Harris Corporation 2005 Equity Incentive Plan, as previously amended (as in effect prior to the Restated 2005 Equity Incentive Plan (defined below)), in respect of the fiscal 2010-2012 three-year performance period were approved based on performance measures established early in fiscal 2010. The pre-established performance measures consisted of the Company’s three-year cumulative operating income and average annual return on invested capital (“ROIC”) for each fiscal year of such period, weighted equally, and the Company’s average operating income growth and average annual ROIC over the fiscal 2010-2012 performance period compared with the Standard and Poor’s 500 index. Approved payouts to the named executive officers who were granted performance share awards in fiscal 2010 were as follows: Gary L. McArthur — 16,800 shares; Daniel R. Pearson — 13,900 shares; Dana A. Mehnert — 16,750 shares; Jeffrey S. Shuman — 13,100 shares; and Howard L. Lance — 58,700 shares.

(iii) Base Salaries:

The following annual base salaries were approved for the named executive officers who are currently employed with the Company, effective August 25, 2012: William M. Brown — $900,000; Gary L. McArthur — $575,000; Daniel R. Pearson — $535,000; and Dana A. Mehnert — $485,000.

(iv) Fiscal 2013 Minimum, Target and Maximum Cash Award Levels under the Annual Incentive Plan:

Minimum, target and maximum cash award levels for potential payouts under the Annual Incentive Plan for fiscal 2013 were approved for the named executive officers who are currently employed with the Company. In addition, the performance measures that will be applied for purposes of determining such potential payouts were also approved. These performance measures include: (a) the Company’s revenue, operating income and free cash flow (defined as cash flow from operations less capital expenditures), weighted 40%, 30% and 30%, respectively, or in the case of Mr. Mehnert, segment revenue, segment operating income and segment free cash flow, weighted 40%, 30% and 30%, respectively, and (b) individual performance objectives. The Compensation Committee may adjust the financial payout calculations for Messrs. McArthur, Mehnert and Pearson upward or downward by up to twenty percent based upon their individual performance objectives. The approved minimum, target and maximum cash award levels in respect of fiscal 2013 for the named executive officers who are currently employed with the Company were as follows: William M. Brown: $0 — $1,080,000 — $2,160,000; Gary L. McArthur: $0 — $410,000 — $820,000; Daniel R. Pearson: $0 — $382,000 — $764,000; and Dana A. Mehnert: $0 — $330,000 — $660,000.

(v) Fiscal 2013 Grants of Stock Options and Performance Share Unit Awards Under the Restated 2005 Equity Incentive Plan:

Stock Options: Grants of options to purchase shares of the Company’s common stock under the 2005 Equity Incentive Plan (As Amended and Restated Effective August 27, 2010) (the “Restated 2005 Equity Incentive Plan”) were approved for certain named executive officers who are currently employed with the Company as follows: William M. Brown — 181,600 shares; Gary L. McArthur — 69,000 shares; and Dana A. Mehnert — 53,600 shares. The options granted have a ten-year term and vest in equal increments over a period of three years as follows: one-third vest on the first anniversary of the grant date; an additional one-third vest on the second anniversary of the grant date; and the final one-third vest on the third anniversary of the grant date. The options granted have an exercise price per share equal to $46.53, which was the closing price per share of the Company’s common stock on August 24, 2012. The exercise price may be paid in cash and/or shares of the Company’s common stock, or by “cashless exercise” procedures. The form of Stock Option Award Agreement Terms and Conditions (as of August 26, 2011) for the stock option grants made to such named executive officers was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on August 31, 2011, and is incorporated herein by reference.

Performance Share Unit Awards: Grants of performance share unit awards under the Restated 2005 Equity Incentive Plan for the fiscal 2013-2015 three-year performance period were approved for the named executive officers who are currently employed with the Company, including minimum, target and maximum award levels, as follows: William M. Brown: 0 — 45,700 — 91,400 performance share units; Gary L. McArthur: 0 — 17,400 — 34,800 performance share units; Daniel R. Pearson: 0 — 32,400 — 64,800 performance share units; and Dana A. Mehnert: 0 — 13,500 — 27,000 performance share units. The actual payouts of such performance share unit awards will be in shares of the Company’s common stock and will vary from 0% to 200% of the target level of performance share units indicated above, based on the extent of achievement over the fiscal 2013-2015 performance period of targets relating to the Company’s three-year cumulative operating income and average annual ROIC, weighted equally, and taking into account the Company’s total shareholder return relative to a peer group consisting of the companies in the Standard & Poor’s 500 Industrials Sector and Information Technology Sector (excluding semiconductor and semiconductor equipment companies). Such performance share unit awards provide that each performance share unit earned will receive accrued dividend equivalents in an amount equal to the per share cash dividends or other distributions, if any, which are paid with respect to issued and outstanding shares of the Company’s common stock during the performance period, and that payment of such dividend equivalents will be made at the time of the actual payout of shares of common stock in respect of such performance share unit awards. The form of Performance Share Unit Award Agreement Terms and Conditions (as of August 26, 2011) for the grants of performance share unit awards made to such named executive officers was filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on August 31, 2011, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

10.1 *Form of Stock Option Award Agreement Terms and Conditions (as of August 26, 2011), incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 31, 2011.

10.2 *Form of Performance Share Unit Award Agreement Terms and Conditions (as of August 26, 2011), incorporated herein by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on August 31, 2011.

10.3 *Form of Restricted Stock Unit Award Agreement Terms and Conditions (as of June 30, 2012).

*Management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS CORPORATION

	By:	/s/ Scott T. Mikuen
	Name:	Scott T. Mikuen
Date: August 29, 2012	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibi No.	Description of Exhibit
10.1	*Form of Stock Option Award Agreement Terms and Conditions (as of August 26, 2011), incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 31, 2011.

10.2	*Form of Performance Share Unit Award Agreement Terms and Conditions (as of August 26, 2011), incorporated herein by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on August 31, 2011.

10.3	*Form of Restricted Stock Unit Award Agreement Terms and Conditions (as of June 30, 2012).

*	Management contract or compensatory plan or arrangement.